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                                                                   EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the annual report on Form 10-K of Cox
Communications, Inc. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission as of the date hereof, I, James O. Robbins, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                           /s/ James O. Robbins
                                           ------------------------------------
                                           Name: James O. Robbins
                                           Title: President and Chief Executive
                                           Officer
                                           Date: February 27, 2004

A signed original of this written statement required by Section 906 or other documentation authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cox Communications, Inc. and will be retained by Cox Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the annual report on Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of Cox Communications, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the annual report on Form 10-K, irrespective of any general incorporation language contained in such filing).